                                                                Exhibit 10.8

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE CONFIDENTIAL PORTIONS HAVE BEEN REDACTED AND ARE DENOTED BY [***]. THE CONFIDENTIAL PORTIONS HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Joel S. Lisker
Senior Vice President
Security & Risk Management


MASTERCARD INTERNATIONAL                               MasterCard
Franchise Management                                   International
2000 Purchase Street                                   ----------------------
Purchase, NY 10577-2509                                     [MASTERCARD LOGO]

914 249-5188
Fax 914 249-4256
Internet Home Page:
http://www.mastercard.com




June 29, 1998

Mr. Joshua C. Cantor
President
American Bank Note Holographics, Inc.
399 Executive Boulevard
Elmsford, New York 10523


Dear Joshua:

This letter agreement sets forth amendments to that agreement dated as of the 1st day of February, 1996 (the "Agreement") by and between MasterCard International Incorporated ("MasterCard") and American Bank Note Holographics, Inc. ("ABNH"). MasterCard and ABNH hereby agree as follows:

The first sentence of article 1.2 of the Agreement is amended by replacing the words "five (5) years" with the words "seven (7) years."

Article 3.2 of the Agreement is deleted in its entirety and the last two sentences of article 3.3 of the Agreement are deleted in their entirety.

The following two (2) sentences are added to the article 6.0 of the Agreement:
"For so long as the Agreement is in effect, MasterCard shall fully satisfy its payment obligations to ABNH with respect to the manufacture and storage of holograms by paying [***]. In addition, ABNH shall be obligated to promptly forward to MasterCard a refund equal to [***]."

Joshua C. Cantor
June 29, 1998
Page 2




Except as set forth herein, all other terms of the Agreement shall remain in effect.

If this letter agreement is acceptable to ABNH, please so indicate by signing below, where indicated, any by returning one of the two original copies of this letter to my attention. This letter agreement will be effective as of the date of your signature set forth below.


Very truly yours,

/s/ JOEL LISKER

Joel Lisker


Accepted and agreed to on behalf of American Bank Note Holographics, Inc.:


By:    /s/ JOSHUA C. CANTOR
       -----------------------------
       Joshua C. Cantor, President

Date:  9/4/98
       -----------------------------


cc: Nancy Meyer, Ellen O'Keeffe, Paul J. Paolucci, Michael Timko